Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

(13) Subsequent Events

In August 2022, TL entered into an amendment of the TL Revolving Credit Facility, which increased the aggregate commitment amount from $1,500,000 to $1,900,000, extended the maturity date to August 2027, and transitioned the benchmark interest rate to SOFR due to the upcoming LIBOR discontinuation. The applicable interest rate was amended to daily SOFR plus a spread of 1.475%, payable monthly in arrears.

In July 2022, the Company’s board of directors authorized an increase to the share repurchase program for an additional $100,000 of the Company’s outstanding common shares, from $250,000 to an aggregate of $350,000 (including all common shares repurchased under the program prior to this amendment), commencing in September 2019 up to and including January 1, 2025.

In July 2022, the Company’s board of directors approved and declared a quarterly preferred cash dividend on its issued and outstanding preferred shares, payable on September 15, 2022 to holders of record as of September 2, 2022. The dividend declared on Series A Preferred Shares and Series B Preferred Shares were $0.44 and $0.39 per depositary share (rounded to the nearest whole cent), respectively, for a total aggregate amount of $2,625 and $2,344, respectively.

In July 2022, the Company’s board of directors approved and declared a cash dividend of $0.25 per share on its issued and outstanding common shares, payable on September 15, 2022 to holders of record as of September 2, 2022.